                                                                   EXHIBIT 10.18


                          SECOND AMENDMENT AND CONSENT

         SECOND AMENDMENT AND CONSENT, dated as of October 12, 2001 (this "Amendment"), to the Credit Agreement, dated as of October 25, 1999 (as amended, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement"), among UNIVERSAL HOSPITAL SERVICES, INC., a Minnesota corporation (the "Borrower"), the several lenders from time to time parties thereto (the "Lenders"), KEY CORPORATE CAPITAL INC., as collateral agent, HELLER FINANCIAL INC., as syndication agent, CANADIAN IMPERIAL BANK OF COMMERCE, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), and CIBC WORLD MARKETS CORP., as lead arranger and book manager thereunder. Capitalized terms not otherwise defined herein shall have the same meanings as specified therefor in the Credit Agreement.

                                    RECITALS

         The Borrower has requested that the Administrative Agent and the Lenders consent to the acquisition by the Borrower of all of the Capital Stock of Narco Medical Systems, Inc. ("Narco"), and, subject to certain conditions, to agree to amend the Credit Agreement as set forth in this Amendment, and the Administrative Agent and the Lenders are willing to give such consent and to agree to such amendments, but only on the terms and subject to the conditions set forth in this Amendment.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Administrative Agent and the Lenders hereby agree as follows:

         1. Consent. On and as of the Consent Effective Date (as hereinafter defined), notwithstanding the provisions of Section 9.9 of the Credit Agreement to the contrary, the Administrative Agent and each of the Lenders hereby consent to the acquisition by the Borrower or a wholly-owned Domestic Subsidiary of the Borrower of all of the Capital Stock of Narco (the "Narco Acquisition"); provided that:

              (a) The purchase price for the Narco Acquisition shall be payable solely in cash and shall not exceed $8,500,000 in the aggregate (subject to adjustment for changes in net assets provided for in the Narco Acquisition Documents);

              (b) The Administrative Agent shall have received, with a copy for each Lender, not later than October 15, 2001, substantially final drafts of the stock purchase agreement and related material acquisition documents pertaining to the Narco Acquisition and such drafts shall be acceptable to the Administrative Agent in all respects, and the definitive versions of such stock purchase and related material acquisition documents shall be executed and delivered in the form of such drafts with no material amendments or material modifications thereto, except to the extent approved by the Administrative Agent (such definitive stock purchase agreement and related acquisition documents, the "Narco Acquisition Documents");

              (c) The Administrative Agent shall be reasonably satisfied with all material certificates, opinions and other material documents delivered in connection with to the Narco Acquisition Documents and all legal matters related to the Narco Acquisition;

              (d) The Narco Acquisition shall be consummated on the terms and conditions set forth in the Narco Acquisition Documents without any amendment, waiver or modification thereto, except to the extent approved by the Administrative Agent;

              (e) The Narco Acquisition shall be consummated on or prior to November 15, 2001;

              (f) Concurrently with the consummation of the Narco Acquisition, each of the requirements set forth in Section 8.11 of the Credit Agreement shall be satisfied;

              (g) The Narco Acquisition shall satisfy the requirements set forth in clauses (i), (ii), (iii), (v) and (vi) of the definition of "Permitted Acquisition" set forth in the Credit Agreement as if the Narco Acquisition were an acquisition referred to in such definition (it being agreed that it shall not be a requirement of the consent provided in this Section 1 of this Amendment that the Narco Acquisition satisfy the requirements set forth in clause (iv) of the definition of "Permitted Acquisition", and that the consummation of the Narco Acquisition shall not affect the calculations of consideration under such clause (iv) of the definition of "Permitted Acquisition" in respect of any Permitted Acquisitions); and

              (h) Either (i) the Initial Public Offering shall have been consummated prior to October 31, 2001, or (ii) the Increase Effective Date shall have occurred.

         2. Amendments to Credit Agreement. On the Increase Effective Date (and only if the Increase Effective Date occurs), the Credit Agreement shall be hereby amended as follows:

              (a) Section 5.5(c) of the Credit Agreement shall be amended by deleting subsection (i) thereof in its entirety and substituting in lieu thereof the following:

              "(i) 100% of the Net Proceeds of any sale or issuance of debt securities, and 75% of the Net Proceeds of any sale or issuance of any equity securities, in either case by the Borrower or any Subsidiary, whether in a public offering, a private placement or otherwise, but excluding any equity investment made by J.W. Childs or its Affiliates, its limited partners or the limited partners of its Affiliates, any equity investment made by any officer or employee of the Borrower pursuant to the Shareholder Agreement or any stock option plan, and any equity investment made by the selling parties in connection with a Permitted Acquisition, provided that in connection with the Initial Public Offering, the Borrower shall prepay the Revolving Credit Loans in an amount equal to the lesser of (i) the amount of Revolving Credit Loans outstanding and
              (ii) 75% of the Net Proceeds of the Initial Public Offering, and shall reduce the Revolving Credit Commitments in an amount equal to 60% of the Net Proceeds of the Initial Public Offering,".

              (b) The Credit Agreement is hereby amended by deleting Schedule 1 in its entirety and inserting in lieu thereof the new Schedule 1 attached hereto.

         3.   Effectiveness.

              (a) Consent Effectiveness. The effectiveness of this Amendment and the consent provided for in Section 1 of this Amendment is subject to the satisfaction of the following conditions precedent (the date of such satisfaction, the "Consent Effective Date"):

                    (i) the receipt by the Administrative Agent of this Amendment duly executed and delivered by duly authorized officers of the Borrower, the Administrative Agent and the Required Lenders;

                    (ii) the receipt by the Administrative Agent of any other documents relating hereto or to the Narco Acquisition that the Administrative Agent shall reasonably request prior to such date;

                    (iii) after giving effect to the consent provided for in
              Section 1 hereof, the representations and warranties contained in the Credit Agreement and in the other Loan Documents will be true and correct in all material respects as if made on and as of the Consent Effective Date and no Default or Event of Default will have occurred and be continuing.

              (b) Increase Effectiveness. The effectiveness of the amendments to the Credit Agreement provided for in Section 2 of this Amendment shall occur on October 31, 2001, subject to the satisfaction of the following conditions precedent (such date, upon satisfaction of such conditions, the "Increase Effective Date"):

                    (i)   the Consent Effective Date shall have occurred;

                    (ii) the receipt by the Administrative Agent of this Amendment duly executed and delivered by duly authorized officers of Lenders having Credit Exposure Percentages aggregating at least 66 2/3% and of the New Lender (as defined below);

                    (iii) the receipt by the Administrative Agent of any other documents relating hereto that the Administrative Agent shall reasonably request prior to such date;

                    (iv) the receipt by the Administrative Agent for the account of the New Lender of a Revolving Note conforming to the requirements of the Credit Agreement payable to New Lender in the principal amount of $10,000,000 and executed and delivered by a duly authorized officer of the Borrower;

                    (v) the receipt by the Administrative Agent, with a counterpart for each Lender and the New Lender, a certificate of each Loan Party existing as of the Increase Effective Date, dated the Increase Effective Date, substantially in the form of Exhibit G to the Credit Agreement or other form satisfactory to the Administrative Agent, with appropriate insertions and attachments, satisfactory in form and substance to the Administrative Agent, executed by the President or any Vice President and the Secretary or any Assistant Secretary of such Loan Party; including without limitation (A) attachment of true and complete copies of the articles of incorporation and by-laws of each Loan Party existing as of the Increase Effective Date, certified as of the Increase Effective Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of such Loan Party, (B) a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Board of Directors of each Loan Party existing as of the Increase Effective Date authorizing (i) the execution, delivery and performance of this Amendment and the other Loan Documents to which it is a party, (ii) the borrowings contemplated hereunder and (iii) the granting or continuation by it of the Liens created pursuant to the Security Documents, certified by the Secretary or an Assistant Secretary of such Loan Party as of the Increase Effective Date, which certificate shall be in form and substance satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded; (C) a certificate of each Loan Party existing as of the Increase Effective Date as to the incumbency and signature of the officers of such Loan Party executing this Amendment and any Loan Document satisfactory in form and substance to the Administrative Agent; and (D) certificates dated as of a recent date from the Secretary of State or other appropriate authority, evidencing the good standing of each Loan Party existing as of the Increase Effective Date (i) in the jurisdiction of its organization and (ii) in each other jurisdiction where its ownership, lease or operation of property or the conduct of its business requires it to qualify as a foreign Person except, as to this subclause (ii), where the failure to so qualify could not have a Material Adverse Effect;

                    (vi) receipt by the Administrative Agent, with a counterpart for each Lender and the New Lender, of an executed legal opinion of Dorsey & Whitney LLP, counsel to the Loan Parties existing as of the Increase Effective Date, with respect to this Amendment and the transactions contemplated hereby in form and substance reasonably satisfactory to the Administrative Agent; and

                    (vii) after giving effect to the amendments provided for
              herein, the representations and warranties contained in the Credit Agreement and in the other Loan Documents will be true and correct in all material respects as if made on and as of the Effective Date and no Default or Event of Default will have occurred and be continuing.

         4. Assignment and Acceptance. By its signature hereto, the financial institution listed on the signature pages hereto as the "New Lender" (the "New Lender") hereby, effective as of the Increase Effective Date:

              (a) irrevocably assumes without recourse to the Administrative Agent or any Lender New Lender's Revolving Credit Commitment and related rights and obligations under the Credit Agreement in the principal amount as set forth on Schedule 1 to the Credit Agreement (as amended by this Amendment).

              (b) (i) represents and warrants that it is legally authorized to enter into the Credit Agreement; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements delivered pursuant to Section 8.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into the Credit Agreement; (iii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (v) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to subsection 5.11(b) of the Credit Agreement.

              (c) Agrees that it shall, from and after the Increase Effective Date, be a party to the Credit Agreement and have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof.

         5. Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that after giving effect to the consents and amendments provided for herein, the representations and warranties contained in the Credit Agreement and the other Loan Documents will be true and correct in all material respects as if made on and as of the date hereof and no Default or Event of Default will have occurred and be continuing.

         6. No Other Amendments or Consents. Except as expressly amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms, without any waiver, amendment or modification of any provision thereof.

         7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

         8. Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all of the reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of Cadwalader, Wickersham & Taft, counsel to the Administrative Agent.

         9. No Defenses, Release. None of the Borrower nor any other Loan Party has any claims, counterclaims, offsets or defenses to the Loan Documents or the Obligations, or if any such Person does have any claims, counterclaims, offsets or defenses to the Loan Documents or the Obligations, the same are hereby waived, relinquished and released in consideration of the execution and delivery of this Amendment by the Lenders parties hereto. By its execution hereof and in consideration of the mutual covenants contained herein and the accommodations granted to the Borrower hereunder, the Borrower on behalf of itself and the other Loan Parties expressly waives and releases any and all claims and causes of actions any of them may have, or allege to have (and all defenses which may arise out of any of the foregoing), whether known or unknown, against the Administrative Agent or any Lender or any of their Affiliates, employees, directors, officers, attorneys or agents, arising out of the credit relationship between the Borrower and the Lenders up to and including the date of this Amendment.

         10. Integration. This Amendment, the Credit Agreement and the other Loan Documents represent the agreement of the Borrower, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in Credit Agreement or the other Loan Documents.

         11. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                            [SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                    UNIVERSAL HOSPITAL SERVICES, INC.



                                    By:  __________________________________
                                        Name:
                                        Title:


                                    CANADIAN IMPERIAL BANK OF
                                       COMMERCE, AS ADMINISTRATIVE AGENT



                                    By:  __________________________________
                                        Name:
                                        Title:


                                    KEY CORPORATE CAPITAL INC., AS COLLATERAL
                                       AGENT AND AS A LENDER



                                    By:  __________________________________
                                        Name:
                                        Title:


                                    CIBC INC.



                                    By:  __________________________________
                                        Name:
                                        Title:


                                 Signature Page
                        Universal Hospital Services, Inc.
                Second Amendment and Consent to Credit Agreement

                                    FLEET NATIONAL BANK



                                    By:  __________________________________
                                        Name:
                                        Title:


                                    HELLER FINANCIAL, INC., AS SYNDICATION
                                       AGENT



                                    By:  __________________________________
                                        Name:
                                        Title:


                                    NATIONAL BANK OF CANADA



                                    By:  __________________________________
                                        Name:
                                        Title:



                                    By:  __________________________________
                                        Name:
                                        Title:


                                    TRANSAMERICA BUSINESS CAPITAL CORPORATION,
                                      as successor in interest to TransAmerica
                                      Business Credit Corporation


                                    By:  __________________________________
                                        Name:
                                        Title:


                                    USB AG, STAMFORD BRANCH, AS NEW LENDER



                                    By:  __________________________________
                                        Name:
                                        Title:


                                 Signature Page
                        Universal Hospital Services, Inc.
                Second Amendment and Consent to Credit Agreement

                                                                      SCHEDULE 1

               LENDERS, COMMITMENTS AND APPLICABLE LENDING OFFICES


Lender and Lending Offices                     Revolving Credit Commitment
--------------------------                     ---------------------------
CIBC Inc.                                             $17,500,000

Applicable Lending Offices:

Base Rate Loans and Eurodollar Loans:
425 Lexington Avenue
New York, New York  10017
Attention: Agency Services
Telephone: 212-856-3704
Telecopy: 212-856-3763

Fleet National Bank                                   $10,000,000

Applicable Lending Offices:

Base Rate Loans and Eurodollar Loans:
100 Federal Street
MS 01-11-02
Boston, Massachusetts 02211
Attention: Pauline So
Telephone: 617-434-3219
Telecopy:  617-434-4929


Heller Financial, Inc.                                $17,500,000

Applicable Lending Offices:

Base Rate Loans and Eurodollar Loans:
500 West Monroe Street
Chicago, Illinois 60661
Attention: Mike Sznajder
Telephone: 312-441-7470
Telecopy: 312-441-7598


Lender and Lending Offices                     Revolving Credit Commitment
--------------------------                     ---------------------------

Key Corporate Capital Inc.                            $12,500,000

Applicable Lending Offices:

Base Rate Loans and Eurodollar Loans:
127 Public Square
MS OH-01-27-0600
Cleveland, OH  44114
Attention:  Cindy Aukerman
Telephone: 216-689-3656
Telecopy: 216-689-3298


National Bank of Canada                               $10,000,000

Applicable Lending Offices:

Base Rate Loans and Eurodollar Loans:
225 West Washington, Suite 1100
Chicago, Illinois 60606
Attention: James J. Kelly
Telephone: 312-558-8879
Telecopy: 312-558-6461


Transamerica Business Capital Corporation,
as successor in interest to Transamerica
Business Credit Corporation                           $10,000,000

Applicable Lending Offices:

Base Rate Loans and Eurodollar Loans:
555 Theodore Fremd Avenue,
Suite C 301
Rye, New York 10580
Attention:  Paul Durosko
Telephone: 914-925-7217
Telecopy: 914-921-5883


Lender and Lending Offices                     Revolving Credit Commitment
--------------------------                     ---------------------------

UBS AG Stamford Branch                                $10,000,000

Applicable Lending Offices:

Base Rate Loans and Eurodollar Loans:
677 Washington Boulevard
Stamford, Connecticut 06901

Attention: Lynne Alfarone
Telephone: 203-719-4308
Telecopy:  203-719-3888

                                                      -----------
Total:                                                $87,500,000
                                                      ===========